UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive proxy statement

☒ Definitive additional materials

☐ Soliciting material under Rule 14a-12

ORION GROUP HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V92872-P41225 Vote Virtually at the Meeting* May 19, 2026 10:00 A.M. Central Time Virtually at: www.virtualshareholdermeeting.com/ORN2026 2026 Annual Meeting Vote by May 18, 2026 11:59 PM ET ORION GROUP HOLDINGS, INC. You invested in ORION GROUP HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com V92873-P41225 Voting Items Board Recommends ORION GROUP HOLDINGS, INC. 2026 Annual Meeting Vote by May 18, 2026 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect two Class I members to our Board of Directors each to serve a three-year term and until a successor is duly elected and qualified. Nominees: 1a. Travis J. Boone For 1b. Robert S. Ledford For 2. A non-binding advisory proposal to approve the compensation of our named executive officers as disclosed in the proxy statement (the “say-on-pay” vote). For 3. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. For 4. The approval of a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of officers as permitted by law. For 5. The approval of a proposed amendment to the Company’s 2022 Long Term Incentive Plan, as amended, to: (i) increase the number of shares of common stock authorized for issuance under the plan by 2,000,000 shares from 3,735,000 shares to 5,735,000 shares; and (ii) expand the per person award limitations thereunder to apply to all Eligible Persons, including all members of the Board. For NOTE: Any other business as may properly come before the meeting or any reconvened meeting after an adjournment thereof.